                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                         Media & Telecommunications Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
MEDIA & TELECOMMUNICATIONS FUND
-------------------------------
     * The sell-off in technology hurt media and telecom stocks, which fell more sharply than the overall market.
     * The fund posted returns of negative 25% for the past six months and year but managed to outperform its Lipper benchmark in a hostile environment.
     * We boosted the fund's allocation to telecommunications services stocks to better navigate our way through a shifting landscape for our sectors.
     * Following the steep correction in 2000, we believe the prospects are good for solid growth in 2001 and beyond.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     The second half of 2000 was difficult for the technology, media, and telecommunications sectors of the stock market. The broad market also suffered as the S&P 500 Index endured its worst decline since 1977, falling more than 9%. The damage was worse for the technology-heavy Nasdaq Composite Index, which had its worst year ever, shedding in excess of 39% for the year and more than 55% from its March high.

**********************************************************
PERFORMANCE COMPARISON
----------------------
Periods Ended 12/31/00        6 Months       12 Months
----------------------        --------       ---------
Media &
Telecommunications Fund       -25.37%         -25.11%
S&P 500 Index                  -8.72           -9.11
Lipper Telecommunications
Funds Average                 -36.73          -35.07
**********************************************************

     The "Tech Wreck" of 2000 affected media and telecom stocks and resulted in a decline of 36.73% for the Lipper Telecommunications Funds Average over the past six months and 35.07% for the year. Your fund did better on a relative basis but was still off 25% for the six months and year. While it is good to outperform our benchmark, it is never good to lose money. The good news is that, in our view, conditions are now in place for a recovery in our sectors in 2001.

YEAR-END DISTRIBUTION
---------------------
     The fund's Board of Directors declared an income dividend of $0.37 per share, a long-term capital gain distribution of $4.96, and a short-term capital gain distribution of $3.64. The distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

     We share your displeasure with incurring a considerable tax obligation in a year of significant negative returns. Despite our efforts to minimize this year's distributions, the sector's extreme volatility throughout the year and the severe decline during the fourth quarter constrained our ability to mitigate this year's capital gains.

MARKET ENVIRONMENT
------------------
     The hard times of 2000 were caused by a return to rational investment standards and the end of "free capital" as many telecom services companies missed their unsustainable growth and profitability projections. The harsh reality of the new competitive telecommunications landscape led to intense pricing pressures and declining margins, which in turn led to funding issues for the group. Many of yesterday's IPOs will become tomorrow's bankruptcies.

     The net effect is that capital spending for telecom equipment could slow, and earnings growth rates should decline from more than 30% to closer to 10%. Many technology companies should prepare to adjust from recent hyper-growth to good, but significantly lower, growth in the future. This transition could be tricky for many companies.

     Added to these issues are concerns about a slowing economy. Media stocks, which are heavily tied to the advertising cycle, have to deal with the additional problem of the loss of advertising revenues from failing dot-com companies as well as the end of the political campaign season and the Olympics.

STRATEGY REVIEW
---------------

******************************************
SECTOR DIVERSIFICATION  -  Pie chart
----------------------
Media               16%
Telecom Services    54%
Technology          20%
Reserves            10%
******************************************

     We repositioned the portfolio to better navigate our way across the changing landscape for our sectors. Investments in telecommunications services were increased to 54% from 40% last June. Companies in this space were particularly hard hit and reflect good relative valua- tions. However, they need a better economic environment before cap-ital spending can reaccelerate. Our investments here have been in three primary areas: wireline incumbents, competitive local exchange carriers (CLECs), and wireless services companies.

     We lifted our allocation in wireline incumbents to 17% of the fund. Purchases in this area include WORLDCOM, BELLSOUTH, VERIZON COMMUNICATIONS, AT&T, Sprint, and SBC COMMUNICATIONS. These companies, although slow growers, represent great values at recent depressed levels notwithstanding their loss of market share to the CLECs. CLECs represent 12% of the fund and include holdings in ALLEGIANCE TELECOM, MCLEOD USA, TIME WARNER TELECOM, XO COMMUNICATIONS, and COLT TELECOM GROUP. All are fully integrated providers, which we like because they are in a good position to leverage their investments in sales and marketing and get the best returns on invested capital. Niche providers and wholesale carriers such as Level Three and Williams may have good temporary revenue growth, but they lack longer-term sustainable business models.

WIRELESS INVESTMENTS INCREASED . . .

     Investments in wireless service stocks were lifted to 22% of the fund. Domestic exposure at 9% was reduced modestly due to growing concerns about intensifying competition. Domestic wireless services, although growing dramatically, are starting to take on the characteristics of a commodity product. Investments in this segment include WESTERN WIRELESS, SPRINT PCS, ALLTEL, and TRITON PCS HOLDINGS. Special mention should be made about Western Wireless, the fund's largest position at 5.8% of net assets at the end of the year. The company is unique in the wireless space because of its location in the mountain states. Due to low population density, it is highly unlikely that there will ever be more than one competitor to Western in that market, so it should enjoy superior growth and less competition than other wireless service providers. The stock is reasonably valued at recent levels relative to its growth rate.

     International wireless service companies represent 13% of the fund and have been growing over time. Investments in this area include PARTNER COMMUNICATIONS, MILLICOM INTERNATIONAL CELLULAR, CHINA MOBILE, VODAFONE GROUP, and CHINA UNICOM, all of which should benefit from better growth, less competition, and lower valuations than comparable domestic companies.

 . . . WHILE TECHNOLOGY WAS LOWERED

     Our investments in technology were sharply reduced from 41% last June to 20% at the end of 2000 because of concerns about the slowing capital spending prospects of telecom services companies. Spending growth last year was at an unsustainable rate of close to 35%, fueled by liberal capital markets, which gave new entrants money to burn. To keep up competitively, incumbent providers had no choice but to spend aggressively on new optical, data, and wireless gear. With the meltdown of the capital markets, particularly high-yield bonds, this spending cycle has been stalled. New entrants must rationalize spending to preserve cash, and incumbents have lost their sense of urgency. Growth will slow to a more normal range of 10% to 13%. Earnings disappointments are likely for the next six months. We have focused our investments in names that enjoy good product cycles and are taking market share.

     The   fund's   technology   investments   span   the   telecom   equipment,
communications software, and semiconductor industries. All of our holdings should benefit from changes taking place in the media and telecom industries. Our largest investments include CISCO SYSTEMS, NOKIA, JUNIPER NETWORKS, ALTERA, ANALOG DEVICES, TEXAS INSTRUMENTS, LIBERATE TECHNOLOGIES, and VERISIGN.

PROSPECTS FOR MEDIA LOOK GOOD

     Our allocation to media remained relatively stable at 16% of net assets. Despite a slowing advertising cycle, these companies have some of the best investment characteristics we can find. They enjoy a stable competitive environment and have good returns on capital and excellent free cash flow. This is particularly true of the radio and outdoor advertising segment, which represents 5% of the fund. Investments include RADIO ONE, LAMAR ADVERTISING, CITADAL COMMUNICATIONS, COX RADIO, and ENTERCOM COMMUNICATIONS. The cable TV industry is currently in a heavier investment stage but still enjoys stable growth and a good product cycle from cable modems and cable telephony. Cable investments at 6% of the fund include COX COMMUNICATIONS and CHARTER COMMUNICATIONS.

OUTLOOK
-------
     As the media and telecommunications sectors of the economy work through the issues of increased competition and slowing growth, we expect volatility to continue. However, we see great prospects for good returns from the depressed levels at which many stocks ended the year. This is particularly true in the telecom services space where the prospects for superior returns in the latter part of 2001 and into 2002 look very good as the competitive landscape stabilizes. Even at reduced growth levels, the prospects for media and telecommunications companies are superior to the broad economy, in our view. Media stocks should also benefit from the excellent business model that characterizes the industry, a benign competitive landscape, good returns on capital, and superior free cash flow.

     We remain bullish on the longer-term prospects for the fund. As the emphasis shifts in technology toward the increasing connectivity and communications between PCs, we believe the media and telecommunications industries in which we invest are in a good position to enjoy superior long-term growth.

     We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

/s/

Robert N. Gensler
Chairman of the fund's Investment Advisory Committee

January 26, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                        Percent of
                                                                    Net Assets
                                                                      12/31/00
------------------------------------------------------------------------------
Western Wireless                                                         5.8%
------------------------------------------------------------------------------
Partner Communications                                                   3.8
------------------------------------------------------------------------------
Millicom International Cellular                                          3.6
------------------------------------------------------------------------------
WorldCom                                                                 3.4
------------------------------------------------------------------------------
Allegiance Telecom                                                       3.3
------------------------------------------------------------------------------
BellSouth                                                                3.2
------------------------------------------------------------------------------
Verizon Communications                                                   2.9
------------------------------------------------------------------------------
China Mobile                                                             2.8
------------------------------------------------------------------------------
Cisco Systems                                                            2.6
------------------------------------------------------------------------------
AT&T                                                                     2.4
------------------------------------------------------------------------------
Time Warner Telecom                                                      2.2
------------------------------------------------------------------------------
Cox Communications                                                       2.2
------------------------------------------------------------------------------
Charter Communications                                                   2.2
------------------------------------------------------------------------------
McLeod USA                                                               2.2
------------------------------------------------------------------------------
XO Communications                                                        2.0
------------------------------------------------------------------------------
AT&T Liberty Media                                                       2.0
------------------------------------------------------------------------------
Sprint                                                                   2.0
------------------------------------------------------------------------------
SBC Communications                                                       1.9
------------------------------------------------------------------------------
Radio One Class D                                                        1.7
------------------------------------------------------------------------------

Vodafone Group                                                           1.6
------------------------------------------------------------------------------
Flextronics International                                                1.6
------------------------------------------------------------------------------
Colt Telecom Group                                                       1.5
------------------------------------------------------------------------------
Nokia                                                                    1.5
------------------------------------------------------------------------------
Crown Castle International                                               1.4
------------------------------------------------------------------------------
Juniper Networks                                                         1.4
------------------------------------------------------------------------------
Total                                                                   61.2%

Note: Table excludes reserves.

================================================================================
T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 12/31/00
-----------------------
TEN BEST CONTRIBUTORS
---------------------
Charter Communications                 23  cents
Clearnet Communications **             23
Nuance Communications **               21
Radio One *                            19
QUALCOMM ***                           18
Applied Micro Circuits **              17
SBC Communications *                   17
Cox Communications *                   14
Qwest Communications International *   11
Siebel Systems                         10
                                    --------
Total                                 173  cents

TEN WORST CONTRIBUTORS
----------------------
WorldCom                             -124  cents
Sprint PCS                             81
Cisco Systems                          53
XO Communications                      43
AT&T Liberty Media                     43
Unitedglobalcom                        41
Nortel Networks                        35
Dell Computer **                       33
Millicom International Cellular        33
Choice One Communicatons               33
                                    --------
Total                                -519  cents

12 Months Ended 12/31/00
------------------------
TEN BEST CONTRIBUTORS
---------------------
Nuance Communications ***              59  cents
Corning ***                            53
3Com **                                45
Applied Micro Circuits ***             33
Verio ***                              32
Siebel Systems *                       25
Analog Devices                         24
Maxim Integrated Products **           19
Samsung Electronics ***                19
Oracle                                 19
                                    --------
Total                                 328  cents

TEN WORST CONTRIBUTORS
----------------------
WorldCom                             -118  cents
Millicom International Cellular *      75
DoubleClick ***                        68
Sprint PCS                             66
Rhythms NetConnections ***             64
AT&T Liberty Media                     63
XO Communications *                    56
NTL                                    50
Xpedior ***                            49
Unitedglobalcom *                      48
                                    --------
Total                                -657  cents

          *    Position added
          **   Position eliminated
          ***  Position added and eliminated

================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                            Lipper Telecommunications          Media &
           S&P Stock 500          Funds Average        Telecommunications Fund
           -------------          -------------        -----------------------
10/13/93        10000                  10000                   10000
12/93           10168                   9808                    9742
12/94           10302                   9263                    9654
12/95           14174                  12043                   13833
12/96           17428                  12991                   14079
12/97           23243                  16948                   18027
12/98           29882                  25178                   24362
12/99           36173                  38324                   47041
12/00           32879                  26015                   35230


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                               Since   Inception
Periods Ended 12/31/00           1 Year  3 Years  5 Years  Inception        Date
----------------------           ------  -------  -------  ---------        ----
Media & Telecommunications Fund  -25.11%   25.02%   20.56%    19.07%    10/13/93



     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.

================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                              12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
NET ASSET VALUE
Beginning of period            $ 39.99  $  22.54  $  17.40  $  15.22  $  17.99
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)    0.40     (0.05)    (0.07)    (0.01)    (0.11)
  Net realized and
  unrealized gain (loss)         (9.77)    20.72      6.07      4.22      0.36
-------------------------------------------------------------------------------
  Total from investment
  activities                     (9.37)    20.67      6.00      4.21      0.25
-------------------------------------------------------------------------------
Distributions
  Net investment income          (0.37)        -         -         -         -
  Net realized gain              (8.60)    (3.22)    (0.86)    (2.05)    (3.09)
-------------------------------------------------------------------------------
  Total distributions            (8.97)    (3.22)    (0.86)    (2.05)    (3.09)
-------------------------------------------------------------------------------
Share repurchases                    -         -         -      0.02      0.07
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                  $ 21.65  $  39.99  $  22.54  $  17.40  $  15.22

Ratios/Supplemental Data
Total return*+                  (25.11)%   93.09%    35.14%    28.05%     1.78%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                0.94%     0.93%     1.03%     1.21%     1.22%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                        1.07%    (0.24)%   (0.38)%   (0.06)%   (0.55)%
--------------------------------------------------------------------------------
Portfolio turnover rate          197.5%      57.6%     48.9%     38.6%    102.9%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $797,856  $ 930,147 $ 246,088 $ 133,913 $ 222,556
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     + Based on net asset value, for periods prior and subsequent to conversion to open-ended status on 7/25/97.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------                 December 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------                                           In thousands
                                                        Shares           Value
                                                        ------           -----
COMMON STOCKS  89.9%
TECHNOLOGY  19.4%
Altera *                                                387,000   $      10,195
--------------------------------------------------------------------------------
Analog Devices *                                        163,000           8,344
--------------------------------------------------------------------------------
Applied Materials *                                      81,000           3,093
--------------------------------------------------------------------------------
Ariba *                                                  75,000           4,024
--------------------------------------------------------------------------------
ASM Lithography *                                       149,000           3,353
--------------------------------------------------------------------------------
Cisco Systems *                                         542,000          20,731
--------------------------------------------------------------------------------
Flextronics International *                             446,000          12,711
--------------------------------------------------------------------------------
Internet Security Systems *                              39,000           3,058
--------------------------------------------------------------------------------
Juniper Networks *                                       87,000          10,973
--------------------------------------------------------------------------------
KLA-Tencor *                                            115,000           3,878
--------------------------------------------------------------------------------
Lam Research *                                          223,000           3,247
--------------------------------------------------------------------------------
Liberate Technologies *                                 503,600           6,846
--------------------------------------------------------------------------------
NetIQ *                                                  78,000           6,813
--------------------------------------------------------------------------------
Nokia ADR                                               266,000          11,571
--------------------------------------------------------------------------------
Nortel Networks                                          41,500           1,331
--------------------------------------------------------------------------------
Novellus Systems *                                      112,000           4,015
--------------------------------------------------------------------------------
Oracle *                                                195,000           5,667
--------------------------------------------------------------------------------
Proxim *                                                 62,700           2,694
--------------------------------------------------------------------------------
SDL *                                                    24,000           3,560
--------------------------------------------------------------------------------
Siebel Systems *                                         58,000           3,920
--------------------------------------------------------------------------------
Sonus Networks *                                        161,000           4,055
--------------------------------------------------------------------------------
Terabeam++ *                                            450,132           1,688
--------------------------------------------------------------------------------

Texas Instruments                                       177,000           8,385
--------------------------------------------------------------------------------
Turnstone Systems *                                     232,000           1,700
--------------------------------------------------------------------------------
USinternetworking *                                     919,600           4,569
--------------------------------------------------------------------------------
VeriSign *                                               62,000           4,596
--------------------------------------------------------------------------------
Total Technology                                                        155,017
--------------------------------------------------------------------------------

MEDIA  16.2%
America Online *                                        125,100           4,353
--------------------------------------------------------------------------------
AT&T Liberty Media (Class A) *                        1,164,000          15,787
--------------------------------------------------------------------------------
Charter Communications (Class A) *                      767,000   $      17,425
--------------------------------------------------------------------------------
Citadel Communications *                                473,000           5,661
--------------------------------------------------------------------------------
Cox Communications (Class A) *                          375,000          17,461
--------------------------------------------------------------------------------
Cox Radio (Class A) *                                   282,300           6,369
--------------------------------------------------------------------------------
Entercom Communications *                               148,500           5,114
--------------------------------------------------------------------------------
Lamar Advertising *                                     262,000          10,144
--------------------------------------------------------------------------------
NTL *                                                   221,000           5,290
--------------------------------------------------------------------------------
Pegasus Communications *                                188,000           4,847
--------------------------------------------------------------------------------
Radio One (Class D) *                                 1,257,000          13,788
--------------------------------------------------------------------------------
TMP Worldwide *                                         120,800           6,652
--------------------------------------------------------------------------------
Unitedglobalcom *                                       578,000           7,857
--------------------------------------------------------------------------------
Viacom (Class B) *                                      181,000           8,462
--------------------------------------------------------------------------------
Total Media                                                             129,210
--------------------------------------------------------------------------------

TELECOM SERVICES  54.3%
Allegiance Telecom *                                  1,183,000          26,396
--------------------------------------------------------------------------------
ALLTEL                                                  151,000           9,428
--------------------------------------------------------------------------------
AT&T                                                  1,097,000          18,992
--------------------------------------------------------------------------------
BellSouth                                               621,000          25,422
--------------------------------------------------------------------------------
China Mobile (Hong Kong) ADR *                          827,000          22,432
--------------------------------------------------------------------------------
China Unicom ADR *                                      680,000          10,030
--------------------------------------------------------------------------------
Choice One Communications *                             308,500           2,887
--------------------------------------------------------------------------------
Colt Telecom Group (GBP) *                              563,000          12,123
--------------------------------------------------------------------------------

Crown Castle International *                            424,000          11,488
--------------------------------------------------------------------------------
Exodus Communications *                                 300,000           5,991
--------------------------------------------------------------------------------
McLeod USA *                                          1,229,000          17,360
--------------------------------------------------------------------------------
Millicom International Cellular *                     1,246,000          28,541
--------------------------------------------------------------------------------
Partner Communications ADR *                          5,163,500          30,497
--------------------------------------------------------------------------------
Portugal Telecom (EUR)                                1,060,000           9,694
--------------------------------------------------------------------------------
Qwest Communications International *                    256,000          10,496
--------------------------------------------------------------------------------
SBC Communications                                      313,000          14,946
--------------------------------------------------------------------------------
Sprint                                                  770,000          15,641
--------------------------------------------------------------------------------
Sprint PCS *                                            520,000          10,627
--------------------------------------------------------------------------------
Time Warner Telecom (Class A) *                         278,000          17,627
--------------------------------------------------------------------------------
Triton PCS Holdings *                                   183,300   $       6,261
--------------------------------------------------------------------------------
Verizon Communications                                  467,000          23,408
--------------------------------------------------------------------------------
Vodafone Group (GBP)                                  3,518,000          12,888
--------------------------------------------------------------------------------
Western Wireless *                                    1,187,900          46,588
--------------------------------------------------------------------------------
WorldCom *                                            1,916,000          26,944
--------------------------------------------------------------------------------
XO Communications *                                     897,000          16,006
--------------------------------------------------------------------------------
Total Telecom Services                                                  432,713
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $867,116)                                    716,940

PREFERRED STOCKS  0.3%
Kestrel Solutions (Class D)++ *                         345,357           2,250
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $4,500)                                     2,250

SHORT-TERM INVESTMENTS  13.4%
Money Market Funds  13.4%
Government Reserve Investment Fund, 6.34% # +       107,113,625         107,114
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $107,114)                           107,114

Total Investments in Securities
103.6% of Net Assets (Cost $978,730)                              $     826,304

Other Assets Less Liabilities                                           (28,448)

NET ASSETS                                                        $     797,856

    #  Seven-day yield
    +  Affiliated company
    ++  Private placement
    *  Non-income producing
  ADR  American Depository Receipt
  EUR  Euro
  GBP  British sterling

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------             December 31, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                            In thousands
ASSETS

Investments in securities, at value
  Affiliated companies (cost $107,114)                         $     107,114
  Other companies (cost $871,616)                                    719,190
-----------------------------------------------------------------------------
  Total investments in securities                                    826,304
Other assets                                                           6,098
-----------------------------------------------------------------------------
Total assets                                                         832,402
-----------------------------------------------------------------------------
LIABILITIES

Total liabilities                                                     34,546
-----------------------------------------------------------------------------

NET ASSETS                                                     $     797,856

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions      $     (54,747)
Net unrealized gain (loss)                                          (152,424)
Paid-in-capital applicable to 36,849,476 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                    1,005,027

NET ASSETS                                                     $     797,856

NET ASSET VALUE PER SHARE                                      $       21.65

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
STATEMENT OF OPERATIONS
-----------------------                                       In thousands
                                                                      Year
                                                                     Ended
                                                                  12/31/00
Investment Income (Loss)
Income
  Interest (including $3,323 from affiliated companies)       $       3,336
  Dividend                                                           18,212
----------------------------------------------------------------------------
  Total income                                                       21,548
----------------------------------------------------------------------------
Expenses
  Investment management                                               7,174
  Shareholder servicing                                               2,419
  Prospectus and shareholder reports                                    181
  Registration                                                          171
  Custody and accounting                                                138
  Legal and audit                                                        14
  Directors                                                               9
  Miscellaneous                                                           6
----------------------------------------------------------------------------
  Total expenses                                                     10,112
  Expenses paid indirectly                                              (24)
----------------------------------------------------------------------------
  Net expenses                                                       10,088
----------------------------------------------------------------------------
Net investment income (loss)                                         11,460
----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                        215,516
  Foreign currency transactions                                        (357)
----------------------------------------------------------------------------
  Net realized gain (loss)                                          215,159
Change in net unrealized gain or loss
  Securities                                                       (523,812)
  Other assets and liabilities
  denominated in foreign currencies                                       2
----------------------------------------------------------------------------
Change in net unrealized gain or loss                              (523,810)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            (308,651)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $    (297,191)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                       Year
                                                      Ended
                                                   12/31/00         12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                 $     11,460     $     (1,137)
  Net realized gain (loss)                          215,159           78,834
  Change in net unrealized gain or loss            (523,810)         283,821
------------------------------------------------------------------------------
  Increase (decrease) in net assets
     from operations                               (297,191)         361,518
------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                             (10,457)               -
  Net realized gain                                (242,812)         (65,787)
------------------------------------------------------------------------------
  Decrease in net assets from
     distributions                                 (253,269)         (65,787)
------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                       610,450          484,784
  Distributions reinvested                          233,805           59,343
  Shares redeemed                                  (426,086)        (155,799)
------------------------------------------------------------------------------
  Increase (decrease) in net
  assets from capital
  share transactions                                418,169          388,328
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                  (132,291)         684,059
Beginning of period                                 930,147          246,088
------------------------------------------------------------------------------
End of period                                  $    797,856     $    930,147

*Share information
  Shares sold                                        15,518           15,813
  Distributions reinvested                            9,991            1,628
  Shares redeemed                                   (11,917)          (5,100)
------------------------------------------------------------------------------
  Increase (decrease) in
     shares outstanding                              13,592           12,341

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------                 December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses. Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,132,244,000 and $1,990,408,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

********************************************************************************

 Undistributed net investment income                         $    (1,003,000)
 Undistributed net realized gain                                 (40,793,000)
 Paid-in-capital                                                  41,796,000

********************************************************************************

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $978,730,000. Net unrealized loss aggregated $152,426,000 at period-end, of which $46,935,000 related to appreciated investments and $199,361,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $474,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,066,000 for the year ended December 31, 2000, of which $199,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $3,323,000 and are reflected as interest inc ome in the accompanying Statement of Operations.


================================================================================
T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================

T. Rowe Price Media & Telecommunications Fund
---------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

        *      $115,242,000 from short-term capital gains,
        * $168,364,000 from long-term capital gains, subject to the 20% rate gains category.

        For corporate shareholders, $17,958,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*Access Registration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor
Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F21-050  12/31/00